Exhibit 10.32

UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086
James M. Pierce Co-Head Wealth Management Advisor Group US
Comerica Bank & Trust, N.A Custodian for the Affirmative Insurance Company of Michigan 500 Woodward Avenue MC 3300 Detroit, Michigan 48226-3416	James D. Price Co-Head Wealth Management Advisor Group US www.ubs.com Octobers 8, 2008 Branch Telephone Number +1-212-821-7000
Account Number: __________

We are pleased to offer you a way to liquidate certain of your auction rate securities (ARS). UBS has designed a solution that gives you the option to hold your ARS or sell the securities back to UBS. This solution is available for ARS that were held in a UBS account on February 13, 2008, and that are not successfully clearing at auction (Eligible ARS).

UBS is offering you “Auction Rate Securities Rights” (Rights) to sell Eligible ARS at par value to UBS at any time during a two-year time period. These Rights are nontransferable securities registered with the U.S. Securities and Exchange Commission (SEC). This is a limited time offer that will expire on November 14, 2008. Accepting this offer may impact your legal rights. Not accepting this offer may have repercussions on outstanding loans secured by Eligible ARS, As a result, it is important that you review the prospectus carefully.

The key features and terms of the offer are summarized below. For complete details, please see the enclosed prospectus.

•	UBS is offering you nontransferable Rights to sell Eligible ARS, held in the UBS account identified above, at par value to UBS at any time during the period of June 30, 2010, through July 2, 2012.

•	You may instruct your UBS Financial Advisor to exercise these Rights at any time during this time period;

•	If you do not exercise your Rights, the Eligible ARS will continue to accrue interest or dividends as determined by the auction process;

•	If you do not exercise your Rights before July 2, 2012, they will expire and UBS will have no further obligation to buy your Eligible ARS.

•	Clients who accept this offer give UBS the discretion to purchase or sell their Eligible ARS at any time after accepting the firm’s offer and without other prior notice.

•	UBS will purchase tax-exempt Auction Preferred Stock (a specific type of ARS also known as APS) at any time after clients accept the firm’s Rights offer;

•

UBS will only exercise its discretion to purchase or sell Eligible ARS for the purpose of restructurings, dispositions or other solutions that will provide clients with par value for their Eligible ARS;

•

In purchasing Eligible ARS or selling Eligible ARS on behalf of clients, including tax-exempt APS, UBS will act in its capacity as broker-dealer and will execute these transactions on a principal basis regardless of the type of client accounts in which the Eligible ARS are held. Please see pages 27-28 in the enclosed prospectus for more information;

•	UBS will pay clients par value for their Eligible ARS within one day of settlement of the transaction;

•	Eligible ARS are subject to issuer redemptions at any time.

UBS AG has filed a registration statement (including a prospectus with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Centre at +1-800-253-1974.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1C-ARS0

UBS Financial Services Inc.

•

Clients who accept this offer release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree not to seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. Clients also will not serve as a class representative or receive benefits under any class action settlement or investor fund.

•	UBS will provide clients who accept the offer “no net cost” loans up to the par value of Eligible ARS until June 30, 2010. Please see pages 36-39 in the enclosed prospectus for more information.

•

UBS will reimburse all clients who participated in prior UBS ARS loan programs after February 13, 2008, for the difference between the cost of the loan and the applicable interest paid on the Eligible ARS.

THIS OFFER EXPIRES ON NOVEMBER 14, 2008. Please complete, sign and date the enclosed form and return it in the postage-paid envelope if you wish to accept this offer. We must receive your signed acceptance form no later than November 14, 2008.

You may receive multiple letters from us depending on the type of ARS you own or if you have ARS in multiple accounts. Please note you must return a form for each letter you receive to accept all available offers relating to your ARS holdings. Please read each response form carefully as the terms may vary.

A list of your Eligible ARS in the account identified on the first page of this letter is attached. Additional information about your Eligible ARS, including the most recent interest rates and dividend yields, is available at www.ubs.com/auctionratesecurities.

If you have any questions about your Eligible ARS or this offer, please contact your UBS Financial Advisor or Branch Manager at the telephone number listed at the top of this letter. Please note that UBS Financial Advisors and Branch Managers cannot provide legal or tax advice regarding this offer. Instructions to exercise your Rights should be directed to your UBS Financial Advisor or Branch Manager.

We regret any hardship that the failure of the ARS markets may have caused you. We hope that the offer described above and discussed in detail in the prospectus provides resolution for you regarding this matter. We look forward to continuing our relationship with you and to serving your future investment needs.

Thank you for your business and for maintaining your relationship with UBS.

Sincerely,

/s/ James M. Pierce	/s/ James D. Price
James M. Pierce	James D. Price

UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc. and UBS International Inc.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1C-ARS0

Current rate and dividend information

To allow you to view the current interest rates and/or dividends your holdings are earning, we have created an online tool available at www.ubs.com/auctionratesecurities.

Simply enter the nine-digit CUSIP number(s) shown below to obtain the most current information about your securities. Percentages displayed in the descriptions below are as of September 30, 2008.

CUSIP	Description	CUSIP	Description

150543A82	CEDAR RAPIDS IOWA HOSP ARC REV AMBAC B/E/R/ VARIABLE RATE RATE 03.028% MATURES 08/15/29	646080HD6	NEW JERSEY ST HGHR ED SER B REV MBIA BE/R/ VARIABLE RATE RATE 03.028% MATURES 12/01/41

1C-ARS0

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC.

www.ubs.com/financialservicesinc

080826-2033-Let/CUSIP

UBS Financial Services Inc. is a subsidiaries of UBS AG.	1C-ARS0

UBS Financial Services Inc.

Please complete and sign this form. We must receive it by November 14, 2008.

Acceptance of UBS’s offer relating to auction rate securities

By signing below and returning this form, I accept UBS’s offer of Rights relating to my Eligible ARS in the account listed below. I understand and acknowledge the following:

•	All Eligible ARS must remain in my UBS account listed below until I exercise my Rights to sell my Eligible ARS to UBS or they are redeemed by the issuer or purchased or sold on my behalf by UBS;

•	I will instruct my UBS Financial Advisor or Branch Manager if and when I want to exercise my Rights and sell my Eligible ARS to UBS during the period of June 30, 2010, through July 2, 2012;

•

The acceptance of UBS’s offer constitutes consent (to the extent legally required) for UBS, acting as principal, to purchase my Eligible ARS or to sell them on my behalf at any time in its sole discretion and without other prior notice to me, from the date that I accept this offer through July 2, 2012;

•	If UBS purchases, sells or otherwise disposes of my Eligible ARS, it will deposit the par value in my account within one business day of settlement of the transaction;

•

I release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree that I will not seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. I also will not serve as a class representative or receive benefits under any class action settlement or investor fund;

•

If the account named below is in the name of a corporation, partnership, trust or other entity. I represent and warrant that I have the power and authority to accept this offer on behalf of that entity.

Please complete and sign this form. We must receive it by November 14, 2008.

Comerica Bank & Trust, N.A Custodian for the Affirmative Insurance Company of Michigan 500 Woodward Avenue MC 3300 Detroit, Michigan 48226-3416	Mail	UBS Financial Services Inc. ATTN: ARS Group 1000 Harbor Boulevard Weehawken, NJ 07086

Account Number: ________	Fax	+1-201-442-7766

Account owner signature	/s/ Ralph Johnston	Date 11/7/08
Ralph Johnston, Vice President

Additional party signature		Date ________________________

Daytime telephone number	(313) 222-4053

If you have questions, please contact your UBS Financial Advisor or Branch Manager at +1-212-821-7000.

Clients outside the U.S. may call +1-201-352-0105 collect.

We kindly request that you do not include comments or questions on this form as it could delay processing of your instructions.

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients both UBS Financial Services Inc. and UBS International Inc.

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC,	1C-ARS0

UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086 James M. Pierce Co-Head Wealth Management Advisor Group US

Comerica Bank & Trust, N.A Custodian for Insure P & C Insurance Company 500 Woodward Avenue MC 3300 Detroit, Michigan 48226-3416	James D. Price Co-Head Wealth Management Advisor Group US www.ubs.com November 4, 2008 Branch Telephone Number +1-212-821-7000

Account Number: _________

We are pleased to offer you a way to liquidate certain of your auction rate securities (ARS). UBS has designed a solution that gives you the option to hold your ARS or sell the securities back to UBS. This solution is available for ARS that were held in a UBS account on February 13, 2008, and that are not successfully clearing at auction (Eligible ARS).

UBS is offering you “Auction Rate Securities Rights” (Rights) to sell Eligible ARS at per value to UBS at any time during a two-year time period. These Rights are nontransferable securities registered with the U.S. Securities and Exchange Commission (SEC). This is a limited time offer that will expire on November 14, 2008. Accepting this offer may impact your legal rights. Not accepting this offer may have repercussions on outstanding loans secured by Eligible ARS. As a result, it is important that you review the prospectus carefully.

The key features and terms of the offer are summarized below. For complete details, please see the enclosed prospectus.

•	UBS is offering you nontransferable Rights to sell Eligible ARS, held in the UBS account identified above, at par value to UBS at any time during the period of June 30, 2010, through July 2, 2012.

•	You may instruct your UBS Financial Advisor to exercise these Rights at any time during this time period;

•	If you do not exercise your Rights, the Eligible ARS will continue to accrue interest or dividends as determined by the auction process;

•	If you do not exercise your Rights before July 2, 2012, they will expire and UBS will have no further obligation to buy your Eligible ARS.

•	Clients who accept this offer give UBS the discretion to purchase or sell their Eligible ARS at any time after accepting the firm’s offer and without other prior notice.

•	UBS will purchase tax-exempt Auction Preferred Stock (a specific type of ARS also known as APS) at any time after clients accept the firm’s Rights offer;

•

UBS will only exercise its discretion to purchase or sell Eligible ARS for the purpose of restructurings, dispositions or other solutions that will provide clients with par value for their Eligible ARS;

•

In purchasing Eligible ARS or selling Eligible ARS on behalf of clients, including tax-exempt APS, UBS will act in its capacity as broker-dealer and will execute these transactions on a principal basis regardless of the type of client accounts in which the Eligible ARS are held. Please see pages 27-28 in the enclosed prospectus for more information;

•	UBS will pay clients par value for their Eligible ARS within one day of settlement of the transaction;

•	Eligible ARS are subject to issuer redemptions at any time.

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1C-ARS0

UBS Financial Services Inc.

•

Clients who accept this offer release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree not to seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. Clients also will not serve as a class representative or receive benefits under any class action settlement or investor fund.

•	UBS will provide clients who accept the offer “no net cost” loans up to the par value of Eligible ARS until June 30, 2010. Please see pages 36-39 in the enclosed prospectus for more information.

•

UBS will reimburse all clients who participated in prior UBS ARS loan programs after February 13, 2008, for the difference between the cost of the loan and the applicable interest paid on the Eligible ARS.

THIS OFFER EXPIRES ON NOVEMBER 14, 2008. Please complete, sign and date the enclosed form and return it in the postage-paid envelope if you wish to accept this offer. We must receive your singed acceptance form no later than November 14, 2008.

You may receive multiple letters from us depending on the type of ARS you own or if you have ARS in multiple accounts. Please note you must return a form for each letter you receive to accept all available offers relating to your ARS holdings. Please read each response form carefully as the terms may vary.

A list of your Eligible ARS in the account identified on the first page of this letter is attached. Additional information about your Eligible ARS, including the most recent interest rates and dividend yields, is available at www.ubs.com/auctionratesecurities.

If you have any questions about your Eligible ARS or this offer, please contact your UBS Financial Advisor or Branch Manager at the telephone number listed at the top of this letter. Please note that UBS Financial Advisors and Branch Managers cannot provide legal or tax advice regarding this offer. Instructions to exercise your Rights should be directed to your UBS Financial Advisor or Branch Manager.

We regret any hardship that the failure of the ARS markets may have caused you. We hope that the offer described above and discussed in detail in the prospectus provides resolution for you regarding this matter. We look forward to continuing our relationship with you and to serving your future investment needs.

Thank you for your business and for maintaining your relationship with UBS.

Sincerely,

/s/ James M. Pierce	/s/ James D. Price
James M. Pierce	James D. Price

UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this latter and the accompanying materials are directed to clients of both UBS Financial Services Inc. and UBS International Inc.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1C-ARS0

Current rate and dividend information

To allow you to view the current interest rates and/or dividends your holdings are earning, we have created an online tool available at www.ubs.com/auctionratesecurities.

Simply enter the nine-digit CUSIP number(s) shown below to obtain the most current information about your securities.

Percentages displayed in the descriptions below are as of November 4, 2008.

CUSIP	Description	CUSIP	Description	CUSIP	Description
647111D17	NEW MEXICO EDL ASSIST	040670BF7	ARIZ STU LN ACQSTN AUTH	462590GB0	IOWA STUD LN LQ ARC
	SER A-I REV AMT B/E /R/		REV AMT B/E/R/		(WED) 06 SER 1 AMT BE/R/
	VARIABLE RATE		VARIABLE RATE		VARIABLE RATE
	RATE 00.000% ASATURES 11/01/10		RATE 00.000% MATURES 05/01/29		RATE 04.060% MATURES 12/01/30

917546E58	UTAH ST BRD OF REGT
SER G REV AMT B/E/R
VARIABLE RATE
RATE 04.060% MATURIES 05/01/33

1C-ARS0

©2008 UBS Financial Inc. All rights reserved. Member SIPC.

www.ubs.com/financialserviceinc

080826-2033-Let/CUSIP

UBS Financial Services Inc. is a subsidiary of UBS AG.

1C-ARS0

UBS Financial Services Inc.

Please complete and sign this form.

We must receive it by November 14, 2008.

Acceptance of UBS’s offer relating to auction rate securities

By signing below and returning this form, I accept UBS’s offer of Rights relating to my Eligible ARS in the account listed below.

I understand and acknowledge the following:

•	All Eligible ARS must remain in my UBS account listed below until I exercise my Rights to sell my Eligible ARS to UBS or they are redeemed by the issuer or purchased or sold on my behalf by UBS;

•	I will instruct my UBS Financial Advisor or Branch Manager if and when I want to exercise my Rights and sell my Eligible ARS to UBS during the period of June 30, 2010, through July 2, 2012;

•

The acceptance of UBS’s offer constitutes consent (to the extent legally required) for UBS, acting as principal, to purchase my Eligible ARS or to sell them on my behalf at any time in its sole discretion and without other prior notice to me, from the date that I accept this offer through July 2, 2012;

•	If UBS purchases, sells or otherwise disposes of my Eligible ARS, it will deposit the par value in my account within one business day of settlement of the transaction;

•

I release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree that I will not seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. I also will not serve as a class representative or receive benefits under any class action settlement or investor fund;

•

If the account named below is in the name of a corporation, partnership, trust or other entity, I represent and warrant that I have the power and authority to accept this offer on behalf of that entity.

Comerica Bank & Trust, N.A	Please complete and sign this form. We must receive it by November 14, 2008.

Custodian for Insura P & C Insurance Company 500 Woodward Avenue MC 3300 Detroit, Michigan 48226-3416	Mail UBS Financial Services Inc. ATTN: ARS Group 1000 Harbor Boulevard Weehawken, NJ 07086

Account Number: _________	Fax +1-201-442-7766

Account owner signature	/s/ Ralph Johnston	Date 11/7/08
Ralph Johnston, Vice President

Additional party signature		Date ___________

Daytime telephone number	(313) 222-9053

If you have question, please contact your UBS Financial Advisor or Branch Manager at +1-212-821-7000.

Client outside the U.S. may call +1-201-352-0105 collect.

We kindly request that you do not include comments or questions on this form as it could delay processing of your instructions.

UBS AG has filed a registration statement including a prospectus with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. serves as the clearing form for UBS International Inc. Accordingly the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS financial Services Inc and UBS International Inc.

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC	1C-ARS0

UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086

James M. Pierce Co-Head Wealth Management Advisor Group US

Comerica Bank & Trust, N.A. Custodian for Affirmative Insurance Company 500 Woodward Avenue MC 3300 Detroit, Michigan 48226-3416	James D. Price Co-Head Wealth Management Advisor Group US www.ubs.com November 4, 2008 Branch Telephone Number +1-212-821-7000 Account Number: _________

We are pleased to offer you a way to liquidate certain of your auction rate securities (ARS). UBS has designed a solution that gives you the option to hold your ARS or sell the securities back to UBS. This solution is available for ARS that were held in a UBS account on February 13, 2008, and that are not successfully clearing at auction (Eligible ARS).

UBS is offering you “Auction Rate Securities Rights” (Rights) to sell Eligible ARS at par value to UBS at any time during a two-year time period. These Rights are nontransferable securities registered with the U.S. Securities and Exchange Commission (SEC). This is a limited time offer that will expire on November 14, 2008. Accepting this offer may impact your legal rights. Not accepting this offer may have repercussions on outstanding loans secured by Eligible ARS. As a result, it is important that you review the prospectus carefully.

The key features and terms of the offer are summarized below. For complete details, please see the enclosed prospectus.

•	UBS is offering you nontransferable Rights to sell Eligible ARS, held in the UBS account identified above, at par value to UBS at any time during the period of June 30, 2010, through July 2, 2012.

•	You may instruct your UBS Financial Advisor to exercise these Rights at any time during this time period;

•	If you do not exercise your Rights, the Eligible ARS will continue to accrue interest or dividends as determined by the auction process;

•	If you do not exercise your Rights before July 2, 2012, they will expire and UBS will have no further obligation to buy your Eligible ARS.

•	Clients who accept this offer give UBS the discretion to purchase or sell their Eligible ARS at any time after accepting the firm’s offer and without other prior notice.

•	UBS will purchase tax-exempt Auction Preferred Stock (a specific type of ARS also known as APS) at any time after clients accept the firm’s Rights offer;

•

UBS will only exercise its discretion to purchase or sell Eligible ARS for the purpose of restructurings, dispositions or other solutions that will provide clients with par value for their Eligible ARS;

•

In purchasing Eligible ARS or selling Eligible ARS on behalf of clients, including tax-exempt APS, UBS will act in its capacity as broker-dealer and will execute these transactions on a principal basis regardless of the type of client accounts in which the Eligible ARS are held. Please see pages 27-28 in the enclosed prospectus for more information;

•	UBS will pay clients par value for their Eligible ARS within one day of settlement of the transaction;

•	Eligible ARS are subject to issuer redemptions at any time.

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1C-ARS0

UBS Financial Services Inc.

•

Clients who accept this offer release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree not to seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. Clients also will not serve as a class representative or receive benefits under any class action settlement or investor fund.

•	UBS will provide clients who accept the offer “no net cost” loans up to the par value of Eligible ARS until June 30, 2010. Please see pages 36-39 in the enclosed prospectus for more information.

•

UBS will reimburse all clients who participated in prior UBS ARS loan programs after February 13, 2008, for the difference between the cost of the loan and the applicable interest paid on the Eligible ARS.

THIS OFFER EXPIRES ON NOVEMBER 14, 2008. Please complete, sign and date the enclosed form and return it in the postage-paid envelope if you wish to accept this offer. We must receive your signed acceptance form no later than November 14, 2008.

You may receive multiple letters from us depending on the type of ARS you own or if you have ARS in multiple accounts. Please note you must return a form for each letter you receive to accept all available offers relating to your ARS holdings, Please read each response form carefully as the terms may vary.

A list of your Eligible ARS in the account identified on the first page of this letter is attached. Additional information about your Eligible ARS, including the most recent interest rates and dividend yields, is available at www.ubs.com/auctionratesecurities.

If you have any questions about your Eligible ARS or this offer, please contact your UBS Financial Advisor or Branch Manager at the telephone number listed at the top of this letter. Please note that UBS Financial Advisors and Branch Managers cannot provide legal or tax advice regarding this offer. Instructions to exercise your Rights should be directed to your UBS Financial Advisor or Branch Manager.

We regret any hardship that the failure of the ARS markets may have caused you. We hope that the offer described above and discussed in detail in the prospectus provides resolution for you regarding this matter. We look forward to continuing our relationship with you and to serving your future investment needs.

Thank you for your business and for maintaining your relationship with UBS.

Sincerely,

/s/ James M. Pierce	/s/ James D. Price
James M. Pierce	James D. Price

UBS Financial Services Inc. serves as the clearing firm for UBS international Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc and UBS International Inc.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1C-ARS0

Current rate and dividend information

To allow you to view the current interest rates and/or dividends your holdings are earning, we have created an online tool available at www.ubs.com/auctionratesecurities.

Simply enter the nine-digit CUSIP number(s) shown below to obtain the most current information about your securities.

Percentages displayed in the descriptions below are as of November 4, 2008.

CUSIP	Description	CUSIP	Description	CUSIP	Description

010305EV8	ALABAMA HGHR ED LN CORP SER A-2 B/E/R/ VARATE PUTBND RATE 09.975% MATURES 11/01/41	040504DZ2	ARIZONA EDUC LN MARKTG ARC5 SER A-4 REV AMT/R/ VARIABLE RATE RATE 03.593% MATURES 03/01/36	340640AH4	FLORIDA EDL LN MRKTG CRP EDL LN ARC B RV B/E/R/ VARIABLE RATE RATE 08.873% MATURES 12/01/36

455900BB5	INDIANA SECNDRY MRKT EDU SER 06-2 TAXABLE B/E/R/ VARIABLE RATE RATE 02.615% MATURES 05/01/46	462590EJ5	IOWA STUD LN LIQ REV SER R AMRAC AMT B/E/R/ VARIABLE RATE RATE 08.873% MATURES 12/01/35	462590FB1	IOWA STUD LN LIQ ARCS U REV AMBAC AMT B/E/R/ VARIABLE RATE RATE 08.488% MATURES 12/01/37

49130NAC3	RENTUCKY HIGHER ED STUD LN REV ARCS SER B REV/R/ VARIABLE RATE RATE 04.795% MATURES 05/01/28	546395ZA5	LOUSIANA PUB FACS AU 95 HSP RV&REF ARCS B/E/R/ VARIABLE RATE RATE 04.795% MATURES 09/01/25	57563RFH7	MASS EDL FING AU ED LN RV(M)6A-1 AMBAC AMTBE/R/ VARIABLE RATE RATE 03.798% MATURES 01/01/36

594520XC1	MICHIGAN HGR ED STU-LOAN RFDG RV XVEL AMT BER/R/ VARIABLE RATE RATE 04.060% MATURES 03/01/39	606072FP6	MISSOURI HGR ED LN AUTH 1999M REV TAXABLE B/E/R/ VARIABLE RATE RATE 03.368% MATURES 07/15/29	606072GD2	MISSOURI HGR EDUC LN SER A REV TAXABLE B/E/R/ VARIABLE RATE RATE 03.219% MATURES 06/01/31

644614PC7	NEW HAMPSHIRE HITH & EDU T/E SER 06A-1 AMT B/E/R/ VARIABLE RATE RATE 05.845% MATURES 12/01/40	644616AUB	NEW HAMPSHIRE HGHR ED LN SER A-2 RV TAXABLE B/E/R/ VARIABLE RATE RATE 00.000% MATURES 12/01/40	646080HD6	NEW JERSEY ST HGHR ED SER B REV MBIA BE/R/ VARIABLE RATE RATE 03.028% MATURES 12/01/41

649787OH9	NEW YORK ST GO REF BDS SER C (WED) C FSA B/E/R/ VARIABLE RATE RATE 01.862% MATURES 03/15/21	709163821	PAST H/E ASST AGY SER F-3 REV TXBLE B/E/R/ VARIABLE RATE RATE 01.508% MATURES 10/01/40	896224AV4	TRIMBLE CO KY PCR 35 DAY 02A REV AMBAC AMT B/E/R/ VARIABLE RATE RATE 03.413% MATURES 10/01/32

917546ES8	UTAH ST BRD OF REGT SER G REV AMT B/E/R/ VARIABLE RATE RATE 04.060% MATURES 05/01/33	917546EY5	UTAH ST BRD OF REGT SER 1999K REV AMT B/E/R/ VARIABLE RATE RATE 04.060% MATURES 11/01/33	92428CEB6	VERMONT ST STUD ASST CRP REV AMBAC AMT B/E/R/ VARIABLE RATE RATE 04.795% MATURES 12/15/35

985900BN8	YAVAPI CO ARIZ INDL DEV 7D MON T/E N/A REV BE/R/ VARIABLE RATE RATE 03.593% MATURES 12/01/39

1C-ARS0

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC.

www.ubs.com/financialservicesinc

080826-2033-Let/CUSlP

UBS Financial Services Inc. is a subsidiary of UBS AG.

1C-ARS0

UBS Financial Services Inc.

Please complete and sign this form.

We must receive it by November 14, 2008.

Acceptance of UBS’s offer relating to auction rate securities

By signing below and returning this form, I accept UBS’s offer of Rights relating to my Eligible ARS in the account listed below. I understand and acknowledged the following:

•	All Eligible ARS must remain in my UBS account listed below until I exercise my Rights to sell my Eligible ARS to UBS or they are redeemed by the issuer or purchased or sold on my behalf by UBS;

•	I will instruct my UBS Financial Advisor or Branch Manager if and when I want to exercise my Rights and sell my Eligible ARS to UBS during the period of June 30, 2010, through July 2, 2012;

•

The acceptance of UBS’s offer constitutes consent (to the extent legally required) for UBS, acting as principal, to purchase my Eligible ARS or to sell them on my behalf at any time in its sole discretion and without other prior notice to me, from the date that I accept this offer through July 2, 2012;

•	If UBS purchases, sells or otherwise disposes of my Eligible ARS, it will deposit the par value in my account within one business day of settlement of the transaction;

•

I release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree that I will not seek any damages or costs (punitive damages, attorney fess, etc.) other than consequential damages. I also will not serve as a class representative or receive benefits under any class action settlement or investor fund;

•

If the account named below is in the name of a corporation, partnership, trust or other entity, I represent and warrant that I have the power and authority to accept this offer on behalf of that entity.

Please complete and sign this form. We must receive it by November 14, 2008.

Comerica Bank & Trust, N.A. Custodian for Affirmative Insurance Company 500 Woodward Avenue MC 3300 Detroit, Michigan 48226-3416	Mail	UBS Financial Services Inc. ATTN: ARS Group 1000 Harbor Boulevard Weehawken, NJ 07086

Account Number: ________	Fax	+1-201-442-7766

Account owner signature	/s/ Ralph Johnston	Date 11/7/08
Ralph Johnston, Vice President

Additional party signature		Date ________________________

Daytime telephone number	(313) 222-9053

If you have questions, please contact your UBS Financial Advisor or Branch Manager at +1-212-821-7000.

Clients outside the U.S. may call +1-201-352-0105 collect.

We kindly request that you do not include comments or questions on this form as it could processing of your instructions.

UBS AG has filed a registration statement including a prospectus with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement are other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by vesting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc. and UBS International Inc.

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC	1C-ARS0